                                                                    EXHIBIT 24.1

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Graham C. C. Miller
                                    --------------------------------
                                         Graham C. C. Miller

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Donald Mills
                                    --------------------------------
                                         Donald Mills

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Kent H. E. Plumley
                                    --------------------------------
                                         Kent H. E. Plumley

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ John C. J. Thynne
                                    --------------------------------
                                         John C. J. Thynne

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Denzil J. Doyle
                                    --------------------------------
                                         Denzil J. Doyle

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Peter D. Charbonneau
                                    --------------------------------
                                         Peter D. Charbonneau

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Alan D. Horn
                                    --------------------------------
                                         Alan D. Horn

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Trevor G. Jones
                                    --------------------------------
                                         Trevor G. Jones

                               Power of Attorney


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a Director of Newbridge Networks Corporation, a corporation organized under the Canada Business Corporations Act (the "Corporation"), does hereby constitute and appoint Terence H. Matthews, Alan G. Lutz, Peter Nadeau, and John A. Farmer, or any one or more of them, jointly and severally, to be my attorney, for me and in my name, place and stead, to sign one or more Registration Statements on Form S-4 for the registration of common shares of the Corporation under the United States Securities Act of 1933, as amended, to be issued by the Corporation in connection with the proposed merger with Stanford Telecommunications, Inc., and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the United States Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand this 23rd day of September, 1999.


                                     /s/ Alan G. Lutz
                                    --------------------------------
                                         Alan G. Lutz